UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6, 2008

ADVANCED LIFE SCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51436	30-0296543
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1440 Davey Road
	Woodridge, Illinois	60517
	(Address of principal executive offices)	(Zip Code)

(630) 739-6744

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.*

On November 6, 2008, Advanced Life Sciences Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2008.  The Company also provided financial and operational highlights for the fourth quarter of 2008.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 3.01.      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.*

On October 1, 2008, we received notice from the Nasdaq Listing Qualifications Department stating that the market value of our listed securities was below $35.0 million for 10 consecutive days, and that we were in violation of the requirement for continued listing on the Nasdaq Capital Market under Marketplace Rule 4310(c)(3)(B) (the “Rule”).  Nasdaq also informed us that we are not in compliance with either of Marketplace Rules 4310(c)(3)(A) or 4310(c)(3)(C), which together require either minimum stockholders’ equity of $2.5 million or net income from continuing operations of $500,000 in the most recently completed fiscal year or in two of the last three most recently completed fiscal years for listing eligibility.

We were provided 30 calendar days, or until October 31, 2008, to establish compliance with these continued listing requirements of the Nasdaq Capital Market.  This required, at a minimum, that the market value of listed securities of our common stock remained above $35.0 million for a minimum of 10 consecutive business days at anytime prior to October 31, 2008.

We were not compliant with the Rule by October 31, 2008 and received notice from the Nasdaq Listing Qualifications Department on November 5, 2008 stating that we are in violation of the requirement for continued listing on the Nasdaq Capital Market and that our securities are, therefore, subject to delisting from the Nasdaq Capital Market if we do not choose to appeal this determination. The Company intends to appeal this determination and will request a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. There can be no assurance the Panel will grant the Company’s request for continued listing.  It should be noted that our securities will remain listed on the Nasdaq Capital Market throughout the appeal process.

Item 9.01.      Financial Statements and Exhibits.

(d)           Exhibits:

99.1*       Press Release dated November 6, 2008.

*     The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED LIFE SCIENCES HOLDINGS, INC.

Dated: November 6, 2008	By:	/s/ Michael T. Flavin
	Name:	Michael T. Flavin, Ph.D.
	Title:	Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1*	Press Release dated November 6, 2008.

*       The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.